UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 April 27, 2004
                                (Date of earliest
                                 event reported)





       Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
       Number                    Principal Executive Offices; and Telephone Number             Identification Number
       ---------------------     ----------------------------------------------------------    ------------------------
       1-16169                   EXELON CORPORATION                                            23-2990190
                                 (a Pennsylvania corporation)
                                 10 South Dearborn Street - 37th Floor
                                 P.O. Box 805379
                                 Chicago, Illinois 60680-5379
                                 (312) 394-7398


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Item 5. Other Events

On April 27, 2004, Exelon Corporation (Exelon) announced the declaration of a quarterly dividend and an equity plan share repurchase program. The news release is attached to this report as Exhibit 99.

Certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K - ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (b) the Registrants' 2003 Annual Report on Form 10-K - ITEM 8. Financial Statements and Supplementary Data:
Exelon - Note 19, ComEd - Note 15, PECO - Note 14 and Generation - Note 13 and
(c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            EXELON CORPORATION

                            /s/  Robert S. Shapard
                            ------------------------------------
                            Robert S. Shapard
                            Executive Vice President and Chief Financial Officer



April 27, 2004




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